Exhibit 10.1

1,700,000 Shares

Middleburg Financial Corporation

Common Stock

par value $2.50 per share

UNDERWRITING AGREEMENT

July 27, 2009

Scott & Stringfellow, LLC

909 East Main Street

Richmond, Virginia 23219

Ladies and Gentlemen:

Middleburg Financial Corporation, a Virginia corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to Scott & Stringfellow, LLC (the “Underwriter”) 1,700,000 shares (the “Firm Securities”) of common stock, $2.50 par value, of the Company (the “Common Stock”) and at the election of the Underwriter, up to 208,598 additional shares (the “Optional Securities”) of Common Stock, to cover overallotments, if any (the Firm Securities and the Optional Securities that the Underwriter elect to purchase pursuant to Section 2 hereof being collectively called the “Securities”).

1. Representations and Warranties

(a) The Company represents and warrants to, and agrees with, the Underwriter that:

(i) The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (No. 333-160422) covering the registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), including a related prospectus, which has become effective. The registration statement (including the exhibits thereto and schedules thereto, if any) as amended at the time it became effective, or, if a post-effective amendment has been filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness (including in each case the information (if any) deemed to be part of such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act), is hereinafter referred to as the “Registration Statement.” The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. The term “Base Prospectus” shall mean the prospectus referred to in Section 1(a)(i) hereof contained in the Registration Statement at the Effective Date. “Preliminary Prospectus” means any preliminary prospectus supplement to the Base Prospectus used prior to the filing of the Prospectus, together with the Base Prospectus; the term “Prospectus” means the final prospectus supplement to the Base Prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act, together with the Base Prospectus. Any registration statement filed pursuant to Rule 462(b) under the Securities Act is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement.

Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the Effective Date or the date of such Preliminary Prospectus or the Prospectus, as the case may be. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be.

(ii) The Company satisfies the registrant eligibility requirements for the use of Form S-3 under the Securities Act set forth in General Instruction I.A to such form and the transactions contemplated by this Agreement satisfy the transaction eligibility requirements for the use of such form set forth in General Instruction I.B.6 to such form; the Company has filed with the Commission the Registration Statement on such Form, including a Base Prospectus, for registration under the Securities Act of the offering and sale of the Securities, and the Company may have filed with the Commission one or more amendments to such Registration Statement, each in the form previously delivered to the Underwriter. Such Registration Statement, as so amended, has been declared effective by the Commission, and the Securities have been registered under the Registration Statement in compliance with the requirements for the use of Form S-3. Although the Base Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Securities Act and the rules and regulations of the Commission thereunder to be included in the Prospectus, the Base Prospectus includes all such information required by the Securities Act and the rules and regulations of the Commission thereunder to be included therein as of the Effective Date. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission. After the execution of this Agreement, the Company will file with the Commission pursuant to Rules 415 and 424(b) a final supplement to the Base Prospectus included in such Registration Statement relating to the Securities and the offering thereof, with such information as is required or permitted by the Securities Act and as has been provided to and approved by the Underwriter prior to the date hereof or, to the extent not completed at the date hereof, containing only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised the Underwriter, prior to the date hereof, will be included or made therein. If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement is not effective, (x) the Company will file a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant to, Rule 462(b) and (y) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 under the Securities Act, or the Commission has received payment of such filing fee.

(iii) No order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued by the Commission, and each Preliminary Prospectus and Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 5:45 p.m. (Eastern Time) on July 27, 2009.

“Disclosure Package” means (i) the Preliminary Prospectus, if any, used most recently prior to the Delivery Date, (ii) the Issuer-Represented Free Writing Prospectuses, if any, identified in Schedule I hereto and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

Each Issuer-Represented Free Writing Prospectus, when considered together with the Disclosure Package as of the Applicable Time, did not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading and, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that, in each case, has not been superseded or modified.

(iv) The Preliminary Prospectus, the Prospectus and each Issuer-Represented Free Writing Prospectus when filed, if filed by electronic transmission, pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriter for use in connection with the offer and sale of the Securities; the Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the Effective Date.

(v) The documents which are incorporated or deemed to be incorporated by reference in the Registration Statement or any Preliminary Prospectus or the Prospectus or from which information is so incorporated by reference (the “Exchange Acts Reports”), when they became effective or were filed with the Commission, as the case may be (or, if an amendment with respect to any such documents was filed or became effective, when such amendment was filed or became effective), complied in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued, at the Applicable Time and at any Delivery Date (as defined below) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make to the statements therein, in light of the circumstances in which they were made, not misleading.

(vi) The Company and its wholly-owned subsidiaries, Middleburg Bank, a Virginia state chartered bank (the “Bank”), Middleburg Investment Group, Inc., a Virginia corporation (“MIG”), and its majority owned subsidiary Southern Trust Mortgage, LLC (“STM”), have not sustained since the date of the latest audited financial statements included in the Disclosure Package and the Prospectus, respectively, any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or expressly contemplated in the Disclosure Package and the Prospectus.

(vii) Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as otherwise set forth or expressly contemplated therein, (i) there has not been any change in the capital stock or long-term debt of the Company, the Bank, MIG or STM, respectively, (ii) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition (financial or otherwise), business, properties, stockholders’ equity or results of operations of the Company, the Bank, MIG or STM taken as a whole; (iii) there have been no transactions entered into by the Company, the Bank, MIG or STM other than transactions entered into in the ordinary course of business, that are material with respect to the Company, the Bank, MIG and STM taken as a whole; and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Bank on any class of its respective capital stock.

(viii) The Company, the Bank, MIG and STM have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Bank, MIG and STM; and any real property and buildings held under lease by the Company, the Bank, MIG and

STM are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, the Bank, MIG and STM.

(ix) The Company, the Bank, MIG, STM and their respective subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation or organization, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Disclosure Package; and each has been duly qualified as a foreign corporation or entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not result in a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Bank, MIG and STM taken as a whole (“Material Adverse Effect”); and each of the Company, the Bank, MIG, STM and their respective subsidiaries holds all material licenses, certificates, authorizations and permits from governmental authorities necessary for the conduct of its business as described in the Disclosure Package.

(x) The Company has an authorized capitalization as set forth in the Disclosure Package and the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Disclosure Package and the Prospectus; there are no preemptive or other rights to subscribe for or to purchase any securities of the Company under the Articles of Incorporation of the Company or under Virginia law; except as described in the Disclosure Package and the Prospectus, there are no warrants, options or other rights to purchase any securities of the Company which have been granted by the Company; and neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company.

(xi) All outstanding shares of capital stock of the Bank, MIG and all of the limited liability company interests of STM owned by the Company, are owned by the Company free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances; and except as set forth in the Disclosure Package and the Prospectus, the Company does not own or control, directly or indirectly, any corporation, company, partnership association or other entity.

(xii) The Securities have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Securities contained in the Disclosure Package and the Prospectus.

(xiii) The issuance and sale of the Securities being issued at each Delivery Date (as hereinafter defined) by the Company and the performance of this Agreement and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Bank, MIG or STM pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Bank, MIG or STM is a party or by which the Company, the Bank, MIG or STM is bound or to which any of the property or assets of the Company, the Bank, MIG or STM is subject, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company, the Bank, MIG or STM or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Bank, MIG or STM or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under the Securities Act, under state securities or Blue Sky laws, and under the rules of the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution of the Securities by the Underwriter.

(xiv) There are no legal or governmental proceedings pending to which the Company, the Bank, MIG or STM is a party or of which any of their respective properties or assets is subject, which, if determined adversely to the Company, the Bank, MIG or STM, would individually or in the aggregate, have a Material Adverse Effect and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others. Except as previously disclosed to the Underwriter, neither the Company, the Bank, MIG or STM nor any of their respective subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, memorandum of understanding, consent agreement or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any governmental agency or entity charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of the Company or any of its subsidiaries that currently relates to or restricts in any material respect their business or their management (each, a “Regulatory Agreement”), nor has the Company, the Bank, MIG or STM or any of their respective subsidiaries been advised by any such governmental agency or entity that it is considering issuing or requesting any such Regulatory Agreement; there is no unresolved violation, criticism or exception by any such Governmental Entity with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, currently results in or is expected to result in a Material Adverse Effect.

(xv) Yount, Hyde & Barbour, P.C., the independent registered public accounting firm that certified the financial statements of the Company and its subsidiaries, that are included in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder, and such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the related rules and regulations of the Commission.

(xvi) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company, the Bank, MIG nor STM is aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xvii) To the extent that the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission and The Nasdaq Stock Market thereunder has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act or such rules and regulations. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act and such rules and regulations that are in effect and with which the Company is required to comply.

(xviii) All employee benefit plans established, maintained or contributed to by the Company, the Bank, MIG or STM comply in all material respects with all applicable requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and no such plan has incurred or assumed an “accumulated funding deficiency” within the meaning of Section 302 of ERISA or has incurred or assumed any material liability to the Pension Benefit Guaranty Corporation.

(xix) The consolidated financial statements of the Company, together with related notes, as set forth in the Registration Statement, the Disclosure Package and the Prospectus present fairly the consolidated financial position and the results of operations of the Company at the indicated dates and for the indicated periods, all in accordance with accounting principles generally accepted in the United States of America, consistently applied throughout the periods presented except as noted in such financial statements and the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information (including the selected financial information for the three and six month periods ended June 30, 2009 and 2008 presented under the caption “Recent Developments”) included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein.

(xx) The Company is not, and after giving effect to the offering and sale of the Securities as herein contemplated will not be, be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

(xxi) The Company, the Bank, MIG and STM (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(xxii) The Company, the Bank, MIG and STM each maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States of America and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxiii) There are no contracts or documents which are required to be described in the Registration Statement, the Disclosure Package and the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xxiv) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(xxv) The Company, the Bank, MIG and STM have filed all federal, state, local and foreign income and franchise tax returns that have been required to be filed (or have received extensions with respect thereto) other than those filings being contested in good faith, and have paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith.

(xxvi) No relationship, direct or indirect, exists between or among the Company, the Bank, MIG and STM, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, the Bank, MIG or STM, on the other hand, that is required by the Securities Act or by the rules and regulations thereunder to be described in the Registration Statement, the Disclosure Package and the Prospectus which is not so described.

(xxvii) The Company, the Bank, MIG and STM have not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxviii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company in accordance with its terms.

2. Purchase and Sale of the Securities

Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price per share of $10.105, the Firm Securities, provided, however, that the purchase price per shares will be $10.374 per share for up to 225,000 shares of Common Stock included in the Firm Securities which shares may be purchased by directors, executive officers and any holder of 10% or more of the outstanding shares of Common Stock (a “Substantial Shareholder”) of the Company and the Bank solely at any office of the Underwriter and (b) in the event and to the extent that the Underwriter shall exercise its election to purchase Optional Securities as provided below, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 for persons other than directors, executive officers and Substantial Shareholders, that portion of the number of Optional Securities as to which such election shall have been exercised.

Subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriter the right to purchase at their election up to 208,598 Optional Securities, at the purchase price per share set forth in clause (a) of the paragraph above for persons other than directors, executive officers and Substantial Shareholders, for the sole purpose of covering sales of shares in excess of the number of Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from the Underwriter to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased, the number of Optional Securities to be purchased by the Underwriter and the date on which such Optional Securities are to be delivered, as determined by the Underwriter but in no event earlier than the First Delivery Date (as defined in Section 4 hereof) or, unless the Underwriter and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

3. Offering by the Underwriters

Upon the authorization by the Company of the release of the Firm Securities, the Underwriter proposes to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

4. Delivery and Payment

Certificates in definitive form for the Securities to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as you may request upon at least two business days’ prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of the Underwriter, against payment of the purchase price therefor by wire transfer of same day funds to an account designated by the Company at least 24 hours in advance (the Company agreeing to reimburse the Underwriters for any costs associated with such settlement, if any), all at the offices of Scott & Stringfellow, LLC, 909 East Main Street, Richmond, Virginia 23219. Such certificates may be deposited with the Depository Trust Company (“DTC”) or a custodian for DTC and registered in the name Cede & Co., as nominee for DTC. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 10:00 a.m., Richmond, Virginia time, on July 31, 2009, or at such other time and date as you and the Company may agree upon in writing and, with respect to the Optional Securities, 10:00 a.m., Richmond, Virginia time, on the date specified by you in the written notice of the Underwriters’ election to purchase such Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “First Delivery Date,” such time and date for delivery of the Optional Securities, if not the First Delivery Date, is herein called the “Second Delivery Date,” and each such time and date for delivery is herein called a “Delivery Date.” Such certificates will be made available to the Underwriters for checking and packaging at least 24 hours prior to each Delivery Date at the offices of Scott & Stringfellow, Inc., in Richmond, Virginia or such other location designated by the Underwriter to the Company.

5. Agreements of the Company

The Company covenants and agrees with the Underwriter as follows:

(a) To prepare a Prospectus in a form approved by the Underwriter containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Securities Act, and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by under the Securities Act; to make no amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

(b) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(c) Prior to 10:00 a.m., Eastern Time, on the business day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with copies of the Prospectus in Richmond, Virginia (or such other place as the Underwriter may designate) in such quantities as the Underwriter may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriter and upon the Underwriter’s request to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a Prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the Underwriter’s request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as they may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(d) To make generally available to its securityholders as soon as practicable, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder.

(e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to directly or indirectly, offer, sell, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-l(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file a registration statement under the Securities Act in respect of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, without your prior written consent. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company or (D) any shares of Common Stock issued by the Company in connection with a dividend reinvestment plan or an acquisition by or merger of the Company.

(f) During a period of five years from the effective date of the Registration Statement, to make available on EDGAR or furnish to the Underwriter copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Underwriter (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Underwriter may from time to time reasonably request.

(g) If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Eastern time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(h) To use its best efforts to list for quotation the Securities on the Nasdaq Capital Market.

(i) Until completion of the distribution of the Securities, the Company will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(j) That unless it obtains the prior consent of the Underwriter, and the Underwriter represents and agree that, unless it obtains the prior consent of the Company, they have not made and will not make any offer relating to the Securities that would constitute an Issuer-Represented Free Writing Prospectus and have complied and will comply with the requirements of Rule 433 applicable to any Issuer-Represented Free Writing Prospectus, including where and when required timely filing with the Commission, legending and record keeping.

(k) To apply the net proceeds from the sale of the Securities for the purposes set forth in the Prospectus.

6. Expenses

The Company agrees that the Company will pay or cause to be paid the following, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus and any Issuer-Represented Free Writing Prospectus, and amendments and supplements thereto, and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or reproducing this Agreement, the Blue Sky memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky memorandum; (iv) the filing fees incident to securing any required review by FINRA of the terms of the sale of the Securities; (v) the costs and charges of any transfer agent, registrar or depository; (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, and travel and lodging expenses of the representatives and officers of the Company, (vii) all fees relating to the inclusion of the Securities on The Nasdaq Capital Market; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this Section 6, and in Section 8 and Section 10 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, the cost of any aircraft chartered in connection with the road show, and any advertising expenses connected with any offers they may make.

7. Conditions to the Obligation of the Underwriter

The obligations of the Underwriter hereunder, as to the Securities to be delivered at each Delivery Date, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Delivery Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof (or a post-effective amendment shall have been filed and declared effective in accordance with the requirements of Rule 430A); if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Eastern Time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and the FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements;

(b) On each Delivery Date, Kennedy & Baris, LLP, counsel for the Underwriter, shall have furnished to the Underwriter such written opinion or opinions, dated such Delivery Date, with respect to such matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) On Each Delivery Date, Williams Mullen, counsel for the Company, shall have furnished to the Underwriter their written opinion, dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

(i) The Company, the Bank, MIG and STM have been duly incorporated or organized, and are validly existing as corporations or limited liability corporations, as applicable, in good standing under the laws of their respective jurisdictions of organization, with corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Disclosure Package and the Prospectus; and the Company, the Bank, MIG and STM are duly qualified to do business and are in good standing in each jurisdiction in which they own or lease property or conduct business so as to require such qualification except where the failure to so qualify would not result in a Material Adverse Effect.

(ii) The Company has an authorized capitalization as set forth under the caption “Description of Capital Stock” in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description contained in the Prospectus; there are no preemptive rights to subscribe for or to purchase any securities of the Company under the Articles of Incorporation of the Company or under Virginia law; except as described in the Prospectus, there are no warrants or options to purchase any securities of the Company which have been granted by the Company; to such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company; and the form of the certificates evidencing the Securities complies with all formal requirements of Virginia law;

(iii) The Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened under the Securities Act;

(iv) The Securities have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and conform to the description of the Securities contained in the Prospectus, as amended or supplemented;

(v) All outstanding shares of capital stock of the Bank, MIG and their respective subsidiaries (other than STM) and all of the limited liability company interests of STM owned by the Bank, are owned by the Company, or a wholly owned subsidiary of the Company, free and clear of any perfected security interests, claims, liens or encumbrances;

(vi) To such counsel’s knowledge, there are no legal or governmental proceedings (including any Regulatory Action) pending to which the Company is a party or of which any property or assets of the Company is subject which, if determined adversely to the Company, would individually or in the aggregate, have a Material Adverse Effect; and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(vii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms except to the extent that its enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, or other similar laws affecting the enforcement of creditors’ rights generally, (ii) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including limitations on the availability of equitable remedies, (iii) procedural requirements of law applicable to the exercise of creditors’ rights generally, (iv) the Federal Tax Lien Act of 1966, as amended, (v) federal and state securities laws to the enforceability of the indemnification and contribution provisions) and (vi) 12 U.S.C. 1818(b)(6)(D) and similar bank regulatory powers;

(viii) The issue and sale of the Securities and the performance of this Agreement by the Company will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of their respective properties;

(ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained under the Securities Act, such as may be required under state securities or Blue Sky laws, and under the rules of FINRA in connection with the purchase and distribution of the Securities by the Underwriter;

(x) The Registration Statement, the Preliminary Prospectus, and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules and other financial and statistical information included therein and information furnished by or on behalf of the Underwriter for use therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder; and

(xi) The Company has filed a listing of additional shares and all required supporting documents with respect to the Securities with the Nasdaq Stock Market Inc., and such counsel received no information stating that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company, the Bank, MIG and STM, and public officials. On each Delivery Date, Williams Mullen shall also deliver a letter to you stating that nothing has come to their attention which leads them to believe that, as of the effective date of the Registration Statement and as of each Delivery Date, the Registration Statement, the Preliminary Prospectus or the Prospectus or, as of its date, any further amendment or supplement thereto made by the Company prior to the Delivery Date (in each case, other than the financial statements and the related schedules and other financial and statistical information included therein, as to which such counsel need not address) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check or verification.

(d) On the date of this Agreement at a time prior to the execution of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Delivery Date, Yount, Hyde & Barbour, P.C. shall have furnished to the Underwriter a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants “comfort letters” to Underwriter with respect to the financial statements of the Company and certain financial information contained in the Prospectus, and to the effect set forth in Exhibit A hereto.

(e) (i) The Company, the Bank, MIG, STM and their respective subsidiaries shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated in the Prospectus;

(f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Stock Market; (iii) a general moratorium on commercial banking activities declared by either Federal, New York or Virginia authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, including without limitation, as a result of terrorist activities occurring after the date hereof, if the effect of any such event specified in clause (iv) or (v), in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated in the Prospectus;

(g) The Shares to be sold at such Delivery Date shall have been duly listed for quotation on the Nasdaq Capital Market;

(h) The Company has obtained and delivered to the Underwriter executed copies of an agreement from each officer and director, in each case as listed on Schedule II hereto of the Company, substantially in the form of Exhibit B;

(i) The Company shall have furnished or caused to be furnished to the Underwriter at such Delivery Date certificates of officers of the Company satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Company herein at and as of such Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Underwriter may reasonably request.

If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile (with written confirmation of receipt).

8. Indemnification and Contribution

(a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claims as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Disclosure Package or the Prospectus or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein.

(b) The Underwriter agrees to indemnify and hold harmless the Company against any losses, claims damages or liabilities, joint or several, to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Registration Statement, the Disclosure Package or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claim as such expenses are incurred. The Company acknowledges that for purposes of this Section 8 the statements set forth under the heading “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion therein.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, unless and to the extent that such indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that representation of such indemnified party and the indemnifying party would present such counsel with a conflict of interest under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm or attorneys together with appropriate local counsel at any time for all indemnified parties not having actual or potential differing interests with any indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable for any settlement entered into without its consent and will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). Notwithstanding the immediately preceding sentence and the third preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request; (ii) such indemnifying party shall have received notice of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement, provided, however, that an indemnified party shall not be entitled to enter into such settlement so long as any good faith dispute presented in writing by the indemnifying party with respect to the reimbursement remains unresolved.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and agent of the Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

9. Survival

The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

10. Termination and Payment of Expenses

(a) The Underwriter may terminate this Agreement, by notice to the Company, at any time on or prior to the delivery of any payment for Securities, if prior to such time there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Stock Market (iii) a general moratorium on commercial banking activities declared by either Federal, New York or Virginia authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, including without limitation, as a result of terrorist activities occurring after the date hereof, if the effect of any such event specified in clause (iv) or (v), in the judgment of the Underwriter make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(b) If this Agreement shall be terminated pursuant to this Section 10, the Company shall not then be under any liability to the Underwriter except as provided in Section 6 and Section 8 hereof; but if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreements herein or comply with the provisions hereof other than by reason of a default by the Underwriter, the Company will be responsible for and will reimburse the Underwriter upon demand for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in connection with the proposed purchase, sale and delivery of the Securities. Nothing in this Section 10 shall be deemed to relieve the Underwriter of its liability, if any, to the Company for damages occasioned by its default hereunder.

11. Notices.

In all dealings hereunder, the Underwriter shall act on behalf of each of the selected dealers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any selected dealer made or given by you. All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriter shall be sufficient in all respects if delivered or sent by mail, telex or facsimile transmission to Scott & Stringfellow, LLC, 909 East Main Street, Richmond, Virginia 23219, Attention: G. Jacob Savage, III, Managing Director; and if to the Company shall be sufficient in all respects if delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Joseph L. Boling, Chief Executive Officer. Any such statements, requests, notices or agreements shall take effect upon receipt thereof, provided, however, that any notice to any selected dealer pursuant to Section 11 hereof shall be delivered or sent by mail or facsimile transmission to such selected dealer, which will be supplied to the Company by you upon request.

12. Successors

This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

13. Time of the Essence

Time shall be of the essence of this Agreement.

14. Business Day

As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15. No Fiduciary Obligations

The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriter, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or the Company’s shareholders, creditors, employees or any other third party, (iii) the Underwriter has not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and the Underwriter does not have any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

16. Analyst Independence

The Company acknowledges that the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such research analysts may hold views and make statements or investment recommendations and/or publish reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriter’s investment banking divisions. The Company acknowledges that the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

17. Partial Unenforceability

The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. Governing Law

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within such state.

19. Counterparts

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

20. Amendment

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

[Signatures appear on following page]

If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter and the Company.

Very truly yours,

MIDDLEBURG FINANCIAL CORPORATION

By:	/s/ Gary R. Shook
Gary R. Shook
President

Accepted as of the date hereof at Richmond, Virginia:

SCOTT & STRINGFELLOW, LLC

By:	/s/ James A. Tyler, Jr.
Name:	James A. Tyler, Jr.
Title:	Syndicate Manager

SCHEDULE I

ISSUER-REPRESENTED FREE WRITING PROSPECTUSES

•	Road Show presentation filed as a free writing prospectus on July 27, 2009

•	Term Sheet in substantially the format set forth below

Issuer Free Writing Prospectus

Filed Pursuant to Rule 433

Registration Statement No. 333-160422

July     , 2009

Term Sheet

Middleburg Financial Corporation

[                    ] Shares of Common Stock

Issuer:	Middleburg Financial Corporation (the “Company”)

Exchange/Symbol:	Nasdaq Capital Market/MBRG

Security:	Common stock, par value $2.50 per share

Offering:	[ ] shares of common stock

Option to purchase additional shares:	[ ] additional shares of common stock

Shares outstanding after the offering:	[ ] shares ([ ] shares if the option to purchase additional shares is exercised in full)[1]

Public Offering Price:	$[ ]

Trade date:	July [ ], 2009

Settlement and delivery date:	July [ ], 2009

[1]

The number of shares of common stock outstanding immediately after the closing of this offering is based on shares of common stock outstanding as of [            ], 2009. Unless otherwise indicated, the number of shares of common stock presented in this prospectus supplement excludes shares issuable pursuant to the exercise of the underwriter’s option to purchase additional shares, 208,202 shares of common stock issuable upon the exercise of the warrant held by the U.S. Treasury, [            ] shares of common stock issuable under our stock compensation plans and [            ] shares of common stock issuable upon exercise of outstanding options as of [            ], 2009.

Underwriting discounts and commissions:	$[ ] per share; $[ ] total ($[ ] if option to purchase additional shares is exercised in full)

Proceeds to the Company, before expenses:	$[ ] per share; $[ ] total ($[ ] if option to purchase additional shares is exercised in full)

Use of Proceeds:	The Company intends to use the net proceeds received from this offering for general corporate purposes, including, if approved, the redemption of its Series A Preferred Stock and warrant issued to the U.S. Treasury through the Capital Purchase Program.

Underwriter:	Scott & Stringfellow, LLC (the “Underwriter”)

Relationships:	The Underwriter and its affiliates have provided, and may in the future provide, various investment banking, financial advisory and other financial services to the Company and its affiliates for which the Underwriter has received, and in the future may receive, advisory or transaction fees, as applicable, plus out-of-pocket expenses of the nature and in amounts customary in the industry for these financial services.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and related preliminary prospectus supplement if you request it by contacting Scott & Stringfellow, LLC toll free at(800) 552-7757.

SCHEDULE II

DIRECTORS AND EXECUTIVE OFFICERS

TO PROVIDE LOCK UP AGREEMENTS

Name	Position
John Mason L. Antrim	President and CEO – Middleburg Investment Group; Middleburg Trust Company
Joseph L. Boling	Chairman & CEO
Howard M. Armfield	Director
Henry F. Atherton, III	Director
Childs F. Burden	Director
Jeffrey Culver	EVP/COO
J. Bradley Davis	Director
Jerry Flowers	President Southern Trust Mortgage
Alexander G. Green, III	Director
Gary D. LeClair	Director
John C. Lee, IV	Director
Keith W. Meurlin	Director
Robert M. Miller	SVP Retail Banking
Arch A. Moore, III	EVP/Senior Loan Officer
Janet A. Neuharth	Director
James H. Patterson	President - Middleburg Investment Advisors
Gary R. Shook	President and Director
James R. Treptow	Director
Rodney J. White	Chief Financial Officer
Suzanne Withers	SVP/HR

EXHIBIT A

Pursuant to Section 7(d) of the Underwriting Agreement, Yount, Hyde & Barbour, P.C., shall furnish letters to the Underwriter to the effect that:

1. They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder;

2. In their opinion, the consolidated audited financial statements audited by them and included in the Registration Statement, the Disclosure Package or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, as applicable, and the related published rules and regulations thereunder;

3. On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the latest unaudited financial statements made available by the Company, inspection of the minute books of the Company, the Bank, MIG and STM since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company, the Bank, MIG and STM responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) the unaudited consolidated financial statements included in the Registration Statement, the Disclosure Package or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and published rules and regulations thereunder or are not presented in conformity with accounting principles generally accepted in the United States of America applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statements or Prospectus;

(B) (i) as of a specified date not more than five calendar days prior to the date of delivery of such letter, there have been any changes in the capital stock, short-term debt or long-term debt of the Company, or any decreases in consolidated total assets or stockholders’ equity as compared with amounts shown on the most recent consolidated balance sheet included in the Registration Statements, the Disclosure Package or Prospectus, and (ii) for the period from the date of the most recent consolidated financial statements included in the Registration Statement, Disclosure Package or Prospectus to such specified date there were any decreases in consolidated net interest income or the total or per share amounts of net income as compared with the corresponding period in the preceding year, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

4. In addition to the audit referenced in their report included in the Registration Statement and the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company, the Bank, MIG, and STM, which appear in any Preliminary Prospectus, the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriter, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

EXHIBIT B

FORM OF LOCK UP AGREEMENT

                    , 2009

Scott & Stringfellow, LLC

909 East Main Street

Richmond, Virginia 23219

RE: Proposed Offering by Middleburg Financial Corporation

Gentlemen:

This letter is being delivered to you in connection with the Underwriting Agreement (the “Underwriting Agreement”), dated                     , 2009, between Middleburg Financial Corporation, a Virginia corporation (the “Company”), and you as Underwriter relating to the public offering of the Company’s common stock, $2.50 par value (the “Common Stock”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-160422) declared effective by the Securities and Exchange Commission on July 16, 2009.

In consideration of the agreement by the Underwriter to purchase and make the public offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that (other than as set forth below), during the period beginning from the date of the Underwriting Agreement and continuing to and including the date ninety (90) days after such date, the undersigned will not sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or hedge, directly or indirectly, any shares of Common Stock of the Company or securities convertible into, exchangeable or exercisable for any shares of Common Stock of the Company or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock of the Company, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned may be deemed to have beneficial ownership in accordance with the rules and regulations of the Securities and Exchange Commission, whether held of record or through an agent, custodian, nominee or otherwise, (collectively, the “Undersigned’s Shares”) or publicly announce an intention to do any of the foregoing.

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction or arrangement that is designed to, or which reasonably could be expected to, lead to or result in a sale, disposition or transfer, in whole or in part, of any of the economic consequences of ownership of the Undersigned’s Shares, whether any such transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, even if such shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Underwriter. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has and, except as contemplated by clause (i), (ii) or (iii) above, for the duration of this Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company against the transfer of the Undersigned’s Shares, except in compliance with the foregoing restrictions. In furtherance of the foregoing, the Company is hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this Agreement. The undersigned agrees that the provisions of this Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Agreement.

Yours very truly,

Signature

Name

Address